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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K
                              ____________________


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  March 12, 1997
                                                         --------------
                                                       (February 26, 1997)
                                                        -----------------


                          Commission File No. 1-12984

                       CENTEX CONSTRUCTION PRODUCTS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                             ----------------------
                            (State of incorporation)

                                   75-2520779
                       ----------------------------------
                      (I.R.S. Employer Identification No.)

                            3710 RAWLINS, SUITE 1600
                              DALLAS, TEXAS  75219
                   --------------------------------------
                  (Address of principal executive offices)

                                (214) 559-6514
                         -----------------------------
                        (Registrant's telephone number)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 26, 1997, Centex Eagle Gypsum Company, a Delaware corporation ("Buyer Sub 1"), and CEGC Holding Company, a Delaware corporation ("Buyer Sub 2"), both wholly owned subsidiaries of Centex Construction Products, Inc., a Delaware corporation ("CXP"), completed the acquisition of all of the Common Units of Centex Eagle Gypsum Company, L.L.C., a Delaware limited liability company ("Newco"), owned by Eagle-Gypsum Products, a Colorado joint venture ("EGP"), and National Energy Systems, Inc., a Delaware corporation ("NES"). The acquisition was consummated pursuant to a Limited Liability Company Unit Purchase Agreement (EGP), dated as of December 5, 1996, among Centex American Gypsum Company, a New Mexico corporation and wholly owned subsidiary of CXP ("CAGC"), Buyer Sub 1, and EGP, and a Limited Liability Company Unit Purchase Agreement (NES), dated as of December 5, 1996, among CAGC, Buyer Sub 2, and NES. Prior to the consummation of this transaction, EGP and NES contributed to Newco (i) all of EGP's assets and business used or utilizable in connection with EGP's gypsum wallboard plant located in Gypsum, Eagle County, Colorado, including EGP's gypsum mines located in close proximity to such plant, and (ii) NES's cogeneration power facility located at the EGP plant, respectively. Through Newco, CXP expects to continue to operate the gypsum plant and the cogeneration facility for the foreseeable future.

         Buyer Sub 1 and Buyer Sub 2 acquired 1,000 Common Units of Newco (representing all of Newco's equity interests) for a purchase price of $52 million, plus EGP's net working capital (amounting to approximately $4.1 million).

         To fund payment of the purchase price of Newco's Common Units, CXP, on behalf of Buyer Sub 1 and Buyer Sub 2, used (i) internally available cash amounting to approximately $52.1 million and (ii) funds amounting to $4 million provided by CXP's $10 million unsecured revolving credit facility with The First National Bank of Chicago.

         In arriving at the purchase price paid by Buyer Sub 1 and Buyer Sub 2 for the Common Units of Newco, Buyer Sub 1 and Buyer Sub 2 calculated a range of values for the equity interests in Newco and the values of the underlying assets after a substantial due diligence review of such equity interests and assets by CXP and CAGC personnel. After extensive arm's-length negotiations, CAGC, Buyer Sub 1, Buyer Sub 2, EGP, and NES entered into the applicable definitive unit purchase agreements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)     Financial Statements of Businesses Acquired.

                          In accordance with Item 7(a)(4) of Form 8-K, because
                 it is impracticable for the registrant to provide the required financial statements for the acquired business at the time of filing of this Current Report on Form 8-K, the registrant will file an





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                 amendment to this Report to supply such financial statements as soon as practicable, but not later than May 12, 1997.

         (b)     Pro Forma Financial Information.

                          In accordance with Item 7(a)(4) of Form 8-K, because
                 it is impracticable for the registrant to provide the required pro forma financial information at the time of filing of this Current Report on Form 8-K, the registrant will file an amendment to this Report to supply such financial information as soon as practicable, but not later than May 12, 1997.

         (c)     Exhibits.

                          The Exhibits required to be filed with this Report
                 are identified on the Index to Exhibits found on page 5 of this Report.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CENTEX CONSTRUCTION PRODUCTS, INC.
                                           ------------------------------------
                                                        Registrant


March 12, 1997                             By:     /s/ O.G. Dagnan
                                               --------------------------------
                                                 O.G. (Greg) Dagnan
                                                 President and Chief Executive
                                                 Officer




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                               INDEX TO EXHIBITS
                       CENTEX CONSTRUCTION PRODUCTS, INC.


      Exhibit                         Exhibit
      -------                         -------
       Number
       ------
       2.1*  Limited Liability Company Unit Purchase Agreement (EGP), dated as of December 5, 1996, among Eagle-Gypsum Products, Centex American
             Gypsum Company, and Centex Eagle Gypsum Company**

       2.2* Limited Liability Company Unit Purchase Agreement (NES), dated as of December 5, 1996, among National Energy Systems, Inc., Centex
             American Gypsum Company, and CEGC Holding Company**



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*        Filed Herewith

** The schedules to these agreements are described in the respective agreements and have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally to the Commission a copy of these omitted schedules upon request of the Commission.





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